SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                October 27, 1998
                Date of Report (Date of earliest event reported)

                             AVAX TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)

          Delaware                     000-29222               13-3575874
(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation)                                   Identification Number)

                                4520 Main Street
                                    Suite 930
                              Kansas City, MO 64111
                    (Address of principal executive offices)

                                 (816) 960-1333
              (Registrant's telephone number, including area code)


                                Page 1 of 5 Pages
                         Exhibit Index Appears at Page 3

Item 5. Other Events

            AVAX Technologies, Inc. (the "Company") announced on Tuesday, October 27, 1998 that it has initiated its 15th U.S. clinical site for its pivotal registration trial of M-Vax(TM), an experimental autologous vaccine for treating Stage 3 melanoma. The Company's randomized, multi-center registration trial is designed to compare the efficacy of M-Vax against that of high dose alpha interferon.

            Reference is made to the Company's related press release attached hereto as Exhibit 99.21 and incorporated by reference herein (including, without limitation, the information set forth in the cautionary statement contained in the final paragraph of the press release).

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits

         (c)      Exhibit:

                  99.21 Press Release dated October 27, 1998.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   AVAX TECHNOLOGIES, INC.

Date: October 28, 1998


                                   By:    /s/ Jeffrey M. Jonas
                                          -------------------------------------
                                   Name:  Jeffrey M. Jonas, M.D.
                                   Title: President and Chief Executive Officer

                                  Exhibit Index

      Exhibit Number                                Description
      --------------                                -----------

          99.21                         Press Release dated October 27, 1998.


                                       3